THE ADVISORS’ INNER CIRCLE FUND

Acadian Emerging Markets Portfolio

(the “Fund”)

Supplement dated August 2, 2024

to the Fund’s Prospectus and the Fund’s Summary Prospectus
dated March 1, 2024

This supplement provides new and additional information beyond that contained in the Fund’s Prospectus and Summary Prospectus (together the “Prospectuses”) and should be read in conjunction with the Prospectuses.

In the “Performance Information” section of the Prospectuses, under the sub-section entitled “Average Annual Total Returns for Periods Ended December 31, 2023,” the table on page 8 is replaced in its entirety with the following:

ACADIAN EMERGING MARKETS PORTFOLIO	1 Year	5 Years	10 Years
Fund Returns Before Taxes
Investor Class Shares	22.62%	6.40%	3.66%[1]
Y Class Shares	22.86%	6.58%	—[2]
I Class Shares	22.93%	6.61%	—[2]
Fund Returns After Taxes on Distributions
Investor Class Shares	21.71%	5.75%	3.25%[1]
Fund Returns After Taxes on Distributions and Sale of Fund Shares
Investor Class Shares	14.34%	5.15%	3.00%[1]
MSCI Emerging Markets (Net) Index (reflects no deduction for fees, expenses, or taxes (except foreign withholding taxes))[3]	9.83%	3.68%	2.66%
MSCI Emerging Markets (Gross) Index (reflects no deduction for fees, expenses, or taxes)	10.27%	4.07%	3.05%

[1]	Investor Class Shares of the Fund were offered beginning June 17, 1993.
[2]	Y Class Shares and I Class Shares of the Fund were offered beginning October 31, 2016.
[3]	On July 31, 2024, the Fund's benchmark changed from the MSCI Emerging Markets (Gross) Index to the MSCI Emerging Markets (Net) Index because the Adviser believes that this benchmark aligns with investors’ experience.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

ACA-SK-009-0100